UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2004

Park-Ohio Holdings Corp.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	000-03134 (Commission File No.)	34-1867219 (I.R.S. Employer Identification Number)

23000 Euclid Avenue
Cleveland, Ohio	44117
(Address of principal executive offices)	(Zip Code)

(216) 692-7200
(Registrant’s telephone number, including area code)

Park-Ohio Industries, Inc.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	333-43005 (Commission File No.)	34-6520107 (I.R.S. Employer Identification Number)

23000 Euclid Avenue
Cleveland, Ohio	44117
(Address of principal executive offices)	(Zip Code)

(216) 692-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.1 Indenture
EX-10.1 Registration Rights Agreement

ITEM 1.01. Entry into a Material Definitive Agreement.

Indenture

     On November 30, 2004, Park-Ohio Industries, Inc. (the “Company”), an Ohio corporation and a wholly owned subsidiary of Park-Ohio Holdings Corp. (“Parent”), and its material domestic subsidiaries (the “Guarantors”) entered into an indenture (the “Indenture”) with Wells Fargo Bank, N.A., as trustee (the “Trustee”), relating to the issuance by the Company of $210 million aggregate principal amount of 8 3/8% Senior Subordinated Notes due 2014 (the “Notes”). The Notes were sold on November 30, 2004 in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

     The Notes bear an interest rate of 8 3/8% per annum and will be payable semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2005. The Notes mature on November 15, 2014. The Notes are unsecured senior subordinated obligations of the Company and are guaranteed on an unsecured senior subordinated basis by the Guarantors. The Notes and the guarantees thereof are subordinate in right of payment to all of the existing and future senior indebtedness of the Company and the Guarantors.

     The terms of the Notes are governed by the Indenture. The Indenture contains customary covenants that limit the Company’s and the Guarantors’ ability, among other things, to incur additional indebtedness and issue preferred stock, pay dividends on or purchase the Company’s and the Guarantors’ equity interests, make certain investments, incur liens on assets, enter into sale and leaseback transactions, merge or consolidate with another company, transfer or sell all or substantially all of the Company’s assets, and enter into transactions with affiliates. Upon the occurrence of a “change of control,” as defined in the Indenture, the Company is required to make an offer to repurchase the Notes at 101% of the principal amount thereof, plus any accrued and unpaid interest and liquidated damages, if any, to the repurchase date.

     The Company may redeem the Notes at any time on or after November 15, 2009 at redemption prices of 104.188%, 102.792% and 101.396% of the principal amount thereof if the redemption occurs during the 12-month periods beginning November 15 of the years 2009, 2010 and 2011, respectively, and at a redemption price of 100% of the principal amount thereof on and after November 15, 2012, in each case, plus accrued and unpaid interest and liquidated damages, if any, to the applicable redemption date. In addition, prior to November 15, 2007, with net cash proceeds of certain equity offerings of the Company or Parent, the Company may redeem up to 40% of the aggregate principal amount of the Notes at a redemption price of 108.375% of the principal amount thereof, plus accrued and unpaid interest and liquidated damages, if any, to the redemption date.

     The Indenture is subject to customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of the amounts due under the Notes.

     The foregoing description of the Indenture does not purport to be complete, and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.1 to this current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

     In connection with the issuance of the Notes, the Company also entered into a registration rights agreement dated November 30, 2004 (the “Registration Rights Agreement”) among the Company, the Guarantors and the initial purchasers of the Notes. Under the Registration Rights Agreement, the Company and the Guarantors agreed, among other things, to (i) file an exchange offer registration statement with the Securities and Exchange Commission (“SEC”) with respect to the Notes and the guarantees thereof within 120 days after November 30, 2004, (ii) use all commercially reasonable efforts to have such exchange offer registration statement declared effective by the SEC within 180 days after November 30, 2004, and (iii) subject to certain limitations, consummate the exchange offer to which the exchange offer registration statement relates within 220 days after November 30, 2004. Under certain circumstances, the Company and the Guarantors have agreed to file a shelf registration statement with the SEC with respect to the resale of the Notes and the guarantees thereof. If the Company does not comply with these obligations, subject to limitations set forth in the Registration Rights Agreement, the Company and the Guarantors jointly and severally will be required to pay liquidated damages in an amount equal to $0.05 per week per $1,000 in principal amount of the Notes for each week that the default continues, for the first 90 days following default. Thereafter, the amount of liquidated damages will increase by an additional $0.05 per week per $1,000 in principal amount of the Notes for each subsequent 90-day period until all registration defaults have been cured, to a maximum of $0.50 per week per $1,000 in principal amount of the Notes.

     The initial purchasers of the Notes and their affiliates from time to time have provided certain investment banking, commercial banking and financial advisory services to the Company and its affiliates, including acting as lenders under the Company’s revolving credit facility and as a dealer-manager in connection with the Company’s tender offer for, and consent solicitation with respect to, its 9 1/4% Senior Subordinated Notes due 2007, for which they received customary fees and commissions. Additionally, one of the Company’s directors is an officer of an affiliate of one of the initial purchasers, and this affiliate is a participant in the Company’s revolving credit facility.

     The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Indenture is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

Number	Exhibit
4.1	Indenture, dated as of November 30, 2004, among Park-Ohio Industries, Inc., the Guarantors (as defined therein) and Wells Fargo Bank, N.A., as trustee.

10.1	Registration Rights Agreement, dated as of November 30, 2004, among Park-Ohio Industries, Inc., the Guarantors (as defined therein) and the initial purchasers that are party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp. (Registrant)

Date: December 6, 2004	By:	/s/ Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

Park-Ohio Industries, Inc. (Registrant)

Date: December 6, 2004	By:	/s/ Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

INDEX TO EXHIBITS

Number	Exhibit
4.1	Indenture, dated as of November 30, 2004, among Park-Ohio Industries, Inc., the Guarantors (as defined therein) and Wells Fargo Bank, N.A., as trustee.

10.1	Registration Rights Agreement, dated as of November 30, 2004, among Park-Ohio Industries, Inc., the Guarantors (as defined therein) and the initial purchasers that are party thereto.